Registration No. 2-26011

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1/A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 37

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 37

                        (Check appropriate box or boxes)

                             The Rainbow Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                7 Hanover Square
                            New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                Ariel J. Goodman
                             The Rainbow Fund, Inc.
                                7 Hanover Square
                            New York, New York 10004
                     (Name and Address of Agent for Service)

        Approximate Date of Proposed Public Offering continuous offering

             It is proposed that this filing will become effective
                            (check appropriate box)

[   ]    immediately upon filing pursuant to paragraph (b)
[   ]    on (date) pursuant to paragraph (b)
[ X ]    60 days after fililng pursuant to paragraph (a)(1)
[   ]    on (date) pursuant to paragraph (a)(1)
[   ]    75 days after filing pursuant to paragraph (a)(2)
[   ]    on (date) pursuant to paragraph (a)(2) of rule 485

                             The Rainbow Fund, Inc.

                                September , 1999


                           7 Hanover Square, 2nd Floor
                               New York, NY 10004
                                 (212) 820-0502

                                   Prospectus

                          Common Stock ($.10 Par Value)


         The Rainbow Fund, Inc., or the Fund, is a no-load mutual fund that seeks growth of capital, primarily though investment in the common stock of companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards members of the gay and lesbian community. The Fund is designed for investors who are aware of the risks involved and seek the possibility of obtaining capital growth. The Fund may use certain speculative techniques, including the acquisition of put and call options, the writing of covered and uncovered put and call options, and short selling.

         The minimum initial subscription is $500 and the minimum subsequent investment is $50. There are no sales or redemption charges. The Fund does not charge its shareholders for advertising, promotion and marketing activities. Please read this prospectus before investing, and keep it on file for future reference; it contains important information, including how the Fund invests and the services available to shareholders.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                        Page No.


INVESTMENTS, RISKS AND PERFORMANCE.............................................1

         Investment Objectives and Strategies..................................1
         Principal Risks of Investing .........................................1
         Fees and Expenses ....................................................2

IMPORTANT INVESTMENT INFORMATION...............................................3

         Investment Objectives.................................................3
         Fund Investments......................................................5

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE....................................7

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.................................9

SHAREHOLDER INFORMATION.......................................................10

         Pricing of Fund Shares...............................................10
         Purchase of Fund Shares..............................................10
         Redemption of Fund Shares............................................11
         Dividends and Distributions..........................................11
         Tax Consequences.....................................................12
         Retirement Plans.....................................................12
         Year 2000 Processing Issue...........................................13

FINANCIAL HIGHLIGHTS..........................................................13

ADDITIONAL INFORMATION........................................................14

         Description of Common Stock..........................................14
         Reports..............................................................15

INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives and Strategies

The Fund seeks to provide a sophisticated investment program for investors whose objective is growth of capital by selecting portfolio securities primarily on the basis of potential capital enhancement. Most of the Fund's investments will be in common stocks, although the Fund may also retain cash and invest in defensive securities, such as preferred stocks, bonds or other fixed income securities. No attempt will be made to create a regular flow of current income.

In addition, the Fund seeks to invest in companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards the gay and lesbian community. These policies are referred to as "social goals."

Principal Risks of Investing

The Fund involves the risk that an investor may lose money. Prices of common stocks and other equity securities acquired by the Fund will rise and fall in response to events that affect entire financial markets. In addition, the Fund's investment policies allow the use of speculative market techniques. These techniques are not frequently employed by conventional mutual funds and involve special risks. The Fund's social goals may also adversely affect the Fund's performance, because they may limit the availability of companies in which the Fund can invest.

The Fund is a "non-diversified" investment company under the Investment Company Act of 1940. This means that it is not restricted as to the percentage of its assets it may invest in the securities of any issuer, subject to the Fund's policy prohibiting the investment of more than 25% of its assets in a particular industry. Non-diversification may lead to greater investment risk.

The following bar chart and table show the Fund's performance year-by-year, the Fund's best and worst performance for a quarter, and the Fund's average annual total return for the past 1, 5 and 10 calendar year periods. The table also shows the corresponding returns of the Fund's benchmark index, Standard and Poor's Corporation, the "S&P," 500 Index. The variability of the performance over time provides an indication of the risks of investing in the Fund. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED -- BAR CHART]

         HIGH                                               LOW
Quarter Ended 12/31/96                             Quarter Ended 9/30/98
        17.22%                                            -19.13%

The Fund's fiscal year-to-date return as of June 30, 1999, was 6.7%.

           Average Annual Total Return
--------------------------------------------------
     Period            Rainbow        S & P 500
                         Fund
--------------------------------------------------
     1 Year            -19.41%          20.10%
     5 Years            5.14%           19.04%
    10 Years            5.59%           15.40%

Fees and Expenses This table describes the fees and expenses an investor pays to buy and hold shares of the Fund:

Sales Charge (Load) Imposed on Purchases....................................None
Deferred Sales Charge (Load)................................................None
Sales Charge (Load) Imposed on Reinvested Dividends ........................None
Redemption Fees.............................................................None
Exchange Fees...............................................................None

This table describes the annual operating expenses that are deducted from Fund assets:

Management Fees*...........................................................0.20%
12b-1 Marketing Fees........................................................None
Other Expenses.............................................................3.53%
Total Annual Fund Operating Expenses.......................................3.73%

*The sole component of managements fees is the advisory fee which is reduced, but not below zero, by the amount, if any, by which the expenses of the Fund, exclusive of compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed 3%.

This example is intended to permit the comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that $10,000 is invested in the Fund for the time periods indicated and that all shares are redeemed at the end of each period. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although an investor's actual costs may be higher or lower, based on these assumptions the cost of investing in the Fund would be:


    1 Year           3 Years          5 Years          10 Years
     $376            $1,143           $1,930            $3,984

The costs are the same if shares are not redeemed.

IMPORTANT INVESTMENT INFORMATION

         This section describes the social goals and investment policies that govern the investment of the Fund's assets.

Social Goals: The Fund believes that the companies responsive to members of the gay and lesbian community may also exhibit forward-looking approaches in other vital management areas. These policies may result in improved employee morale that is conducive to efficient operation and may reduce the company's exposure to costly litigation involving discrimination issues. These companies may also experience long term benefits in the form of investor support from minority groups, including members of the gay and lesbian community.

The adviser's judgments concerning a particular company's social goals will necessarily be subjective. The adviser and the Fund cannot be assured that all of the companies selected for the Fund's portfolio will completely satisfy the Fund's social goals. The Fund may invest in companies as to which it has no information about social goals, provided that the adviser is not aware of information indicating a hostile or discriminatory attitude towards the gay and lesbian community. While the Fund's social goals do not constitute a "fundamental investment policy," as defined under the Investment

Company Act of 1940, the board of directors has no present intention of changing the social goals.

Fundamental Investment Policies: The Fund has adopted fundamental investment policies that govern its investment activities.
A fundamental investment policy cannot be changed without the vote of the holders of a majority of the outstanding voting securities. Under these fundamental policies, the Fund cannot:

      o Purchase or sell real estate, unless it purchases interests in real estate investment trusts that are registered under the Securities Act of 1933 and are readily marketable;

      o Purchase or sell commodities or commodity contracts; o Underwrite the securities of other issuers; o Lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations;

      o  Purchase stock on margin; or

      o  Invest more than 25% of its assets in a particular industry.

The Fund has adopted additional fundamental investment policies that govern the purchase, holding, and sale of put and call options, warrants and foreign securities and the borrowing of money. These limitations are described below.

Other Investment Policies: The Fund has adopted other investment policies that may be changed by the board of directors, without a vote of the shareholders, provided that any change does not permit investments inconsistent with the Fund's fundamental investment policies. These policies currently prohibit the Fund from:

      o Investing in, or retaining investments in, companies whose policies or practices are inconsistent with the Fund's social goals;

      o Acquiring more than 5% of the outstanding securities of a single issuer, or more than 10% of the estimated public float in the securities of an issuer, whichever is lower;

      o Investing in companies for the purpose of exercising control or management of the companies;

      o Investing in securities of other investment companies, except in the open market; and

Under these investment policies, the Fund may purchase the securities of "money-market" investment companies. The Fund will normally make money-market investments as a defensive strategy and as an alternative to investment in other interest-paying securities. The Fund will limit its investment in any single money-market investment company to 1% or less of the issuer's total outstanding securities.

Fund Investments

The following section describes some of the types of securities that the Fund may acquire, including some of the risks associated with these securities and the fundamental investment policies that limit the purchase, holding and sale of these securities.

Put and Call Options: The Fund may purchase and write put and call option contracts on securities and on stock indices. Management intends to purchase and sell put and call options on securities for a number of purposes, including the following:

      o The earning of premium income in connection with the writing of options;

      o As a means to achieve capital appreciation in upward, neutral and downward markets; and

      o  As a defensive technique in downward markets.

The purchase of a call will allow the Fund to profit by a rise in the price of the underlying security, while limiting its investment to the premium. If the price of the underlying security does not rise sufficiently to cover the premium paid, or the price declines, the Fund will suffer a loss. The purchase of a put will place the Fund in a position equivalent to that of a short seller, while limiting its risk to the premium paid. If the market price of the underlying security rises, the Fund will suffer a loss. The purchase of a put is potentially profitable only when a market decline in the underlying security is anticipated.

Writing a covered call provides a possible means of increasing the Fund's income in respect of securities held in the Fund's portfolio. If the price of the security should rise above the exercise price, the holder of the call will exercise. This will require the Fund to sell the underlying security at the exercise price and to forego the benefit of any additional price increase. Writing a covered call does not protect the Fund from a decline in the price of the underlying security, although the premium received will mitigate the Fund's loss.

Writing an uncovered call or an uncovered put will be effective principally for the purpose of earning additional income from the premiums generated, when the Fund does not anticipate that an adverse difference will develop between the exercise price and the market price. An uncovered put might also be sold when the Fund desires to establish a position in the underlying security, but has not determined the exact timing of the purchase. If the Fund writes a put with an exercise price deemed to be within an acceptable range, its cost for such security, if the put were exercised, will be reduced by the premium received. The writing of an uncovered call or an uncovered put will subject the Fund to a limitless loss in the event of adverse market movements.

The Fund may purchase or write stock index put and call options that are traded on national securities exchange. These transactions may be effected if the adviser determines that the securities underlying the index correlate sufficiently with the securities in the Fund's portfolio so as to provide a hedge against changes in market conditions affecting the Fund's portfolio. For example, if the Fund anticipates a market decline but concludes that a rapid liquidation of its portfolio would be disadvantageous, it may purchase put options on a stock index. To the extent that the index correlates to the Fund's portfolio securities, a decline in the Fund's portfolio values will be offset by an increase in the value of the stock index put option. Conversely, if the Fund anticipates a general market advance, the purchase of a stock index call affords a hedge at a time when the Fund is not fully invested. The Fund will purchase and write stock index options only as a hedge against the effect that changes in general market conditions may have on the values of securities held in the Fund's portfolio, or securities that the Fund intends to purchase, if the transactions are economically feasible.

Option transactions will be limited so that at the time any option is written, the aggregate amount of the Fund's assets required to be posted as collateral or maintained in a segregated account to cover the Fund's obligations will not exceed 5% of the Fund's net assets in respect of options pertaining to the securities of any single issuer or 25% of the Fund's net assets in respect of all unexpired uncovered options written by the Fund. Further, the aggregate sums represented by premiums paid for options held by the Fund will not exceed 10% of the Fund's net asset value. Existing uncovered option positions will not be covered or closed out, and options held by the Fund will not be exercised, solely because a change in the market value of the underlying securities or a change in relative value, causes the percentage limitations to be exceeded.

Warrants: The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio will not be sold solely because a change in relative values causes this percentage limitation to be exceeded.

Foreign Securities: The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio will not be liquidated solely because a change in relative values causes this percentage limitation to be exceeded. The 25% limitation will not apply to investments in securities that are listed in the United States on a national securities exchange.

Short Sales: The Fund may sell securities short as a defensive measure. Short selling involves the sale of borrowed securities. The Fund is obligated to replace the securities at the market price prevailing at the time the Fund purchases the securities for delivery to the lender, regardless of the cost. The Fund can realize a profit if the market value of a security sold short declines. If the market value of the security increases, the Fund will sustain a loss. Potential losses on short positions are greater than those on securities owned by the Fund. No short sale will be effected that will cause the then aggregate current market value of all securities sold short to exceed 25% of the value of the Fund's net assets or cause the then aggregate current market value of the unlisted securities sold short to exceed 5% of the value.

In recent years, the Fund has rarely invested in warrants or foreign securities or engaged in short sales. These techniques may be used at any time, however, if the adviser determines that they will enhance or protect the value of the Fund's shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund's goal is to identify opportunities to buy securities with sound fundamental investment qualities at reasonable prices. During the Fund's fiscal year ended October 31, 1998, the Fund's net assets decreased by 9.95%. The adviser generally adopted a defensive stance that resulted in a larger than usual cash position during the year. When the opportunity arose, the Fund wrote calls against portfolio holdings, which in management's opinion were fully priced. This cautious strategy limited the Fund's upside potential, and, as a result, the Fund did not benefit to the maximum extent from the substantial general increase in market price during the 12-month period ending October 31, 1998. As of the date of this prospectus, the adviser continues to maintain a relatively conservative position in the belief that the equity markets as a whole could suffer a substantial correction that would offset the possible gains to be obtained from a more aggressive strategy.

The following graph illustrates the results of $10,000 invested in the Fund for the 10-year period from October 31, 1989 through October 31, 1998, compared to the S&P 500 Index. The graph is computed on a "total return" basis and assumes the reinvestment of both income and capital gains distributions. The following table provides the Fund's average annual total returns for the 1, 5, and 10 year periods as of the end of the last day of the Fund's most recent fiscal year. The results shown should not be considered as a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

                               [GRAPHIC OMITTED]



     Average Annual Total Return
--------------------------------------
     Period          Rainbow
                       Fund

     1 Year           -9.95%
    5 Years           6.13%
    10 Years          5.77%

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment adviser is Furman, Anderson & Co. The adviser's address is 7 Hanover Square, Second Floor, New York, NY 10004. The adviser including its predecessor, Robert M. Furman, sole proprietor, has been the Fund's adviser since 1974. The adviser manages the investment of the Fund's portfolio and administers its affairs, subject to the supervision of the Fund's board of directors.

The aggregate fee paid to the adviser for the fiscal year ending October 31, 1998, was 0.6% of the Fund's average net assets. The amount paid to the adviser as an annual fee is computed as follows:

      o 0.625% of the Fund's average annual net asset value not exceeding $2,000,000;

      o 0.5% of the average annual net asset value with respect to net assets between $2,000,000 and $5,000,000; and

      o 0.375% of the average annual net asset value with respect to assets exceeding $5,000,000.

The advisory agreement provides that the Fund will pay for substantially all of its operating expenses. The advisory fee to be paid to the adviser described above is to be reduced, but not below zero, by the amount, if any, that the expenses of the Fund, exclusive of the compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed 3% of that portion of the Fund's average annual net assets below $10,000,000; 0.5% of average annual net assets from $10,000,000 to $30,000,000; and 0.25% of average annual net assets above $30,000,000.

The advisory agreement recognizes that the adviser will act as the Fund's regular broker, and will execute portfolio transactions, except when better price or execution is obtainable through another broker. The adviser's fee will also be reduced, but not below zero, by 50% of the amount that the brokerage fees received by the adviser with respect to the Fund's portfolio transactions exceed 2% of the Fund's average annual net assets. Such reduction will also be effected with regard to brokerage fees that are received by any affiliate of the adviser.

Robert M. Furman, who is the principal equity owner of the adviser, is currently a registered representative with Drake & Company, broker-dealers with offices at 7 Hanover Square, New York, NY 10004, and is principally responsible for the execution of the Fund's transactions, subject to the availability of better price and execution service through other brokers. The Fund also pays transfer agency and shareholder service fees to Investor Data Services, an affiliate of the adviser.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value, or NAV. The Fund values its shares at market value and the NAV of each Fund share is calculated as of the close of business of the New York Stock Exchange on each business day. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted and the balance, or net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption is effectuated is based on the next calculation of NAV after the order is placed.

The value of the Fund's shares will not be priced on weekends and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase of Fund Shares

The minimum initial investment is $500. Subsequent purchases must be at least $50. The minimum subsequent purchase requirements are waived on purchases made by reinvesting dividends. No share certificates will be issued for Fund shares, unless specifically requested in writing by an investor or the investor's dealer or broker. The Fund reserves the right to suspend the offering of its shares, to reject any specific order and to change or waive minimum investment requirements. Shares of the Fund may be purchased without a sales load at the NAV next determined after an order for shares is received and accepted by the Fund.

Investors desiring to purchase Fund shares by mail may obtain a share purchase application by calling 212-820-0502. The share purchase application should be completed and mailed to the Fund at The Rainbow Fund, 7 Hanover Square, 2nd Floor, York, NY 10004 together with a check in U.S. dollars payable to "The Rainbow Fund".

If the Fund receives an order in proper form by 4 p.m. Eastern time, it will issue shares at that day's NAV. If an order is received after 4 p.m., it will be priced at the next business day's NAV.

Shares may also be purchased through broker-dealers or banks. Some broker dealers and banks may charge transaction fees for these services. The Fund does not charge any fees for purchase transactions directly with the Fund.

Redemption of Fund Shares

The Fund's shares are redeemable at the NAV next determined after receipt of a written request for redemption in good order. The Fund will make payment within seven days after receipt of the redemption request. Good order means that the redemption request includes the following:

      o  The stock certificate, if issued;

      o A letter of instruction or a stock assignment specifying the number of shares to be redeemed, signed by all registered owners in the exact manner that the shares are registered; and

      o Other supporting legal documents, if required, as in the case of corporations, estates, trusts or other owners in fiduciary capacity.

To protect shareholder accounts, the Fund and the transfer agent may require a guarantee of the signature of each registered owner by a bank, member of a national security exchange or other eligible guarantor institution.

Requests for redemption must be made directly to Investor Data Services, 7 Hanover Square, 2nd Floor, New York, NY 10004. It is unnecessary to use the services of a broker to redeem shares of the Fund. If broker services are used, the broker may charge a fee.

Dividends and The Fund intends to declare dividends on an annual basis in Distributions October of each year as of the date set by the board of directors. Because current income is not a principal objective of the Fund, the amount of dividends, if any, will likely be small. Distributions may also be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions, realized in the 12 months ending on October 31st of that year. Any long-term capital gains distributions and any non-taxable return of capital will be separately identified when tax information is distributed by the Fund. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of capital gain.

All dividends and capital gains distributions are automatically reinvested in Fund shares at NAV, as of a date selected by the board of directors, unless the shareholder asks the transfer agent, in writing, to pay dividends or capital gains distributions in cash. To be effective, the request must be received prior to the record date for a dividend.

Tax Consequences

This discussion relates solely to federal tax laws and is not intended to be exhaustive. A qualified tax adviser should be consulted by each shareholder. The Fund's dividends and distributions may also be subject to state and local taxation.

The Fund presently qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. Management intends the Fund to qualify as a regulated investment company, but reserves the right not to do so.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested and regardless of how long Fund shares have been held. An investor purchasing Fund shares shortly before the declaration of a dividend or capital gains distribution will receive a distribution subject to income tax. The distribution will have the effect of reducing the Fund's NAV per share by the amount of the distribution and result in a return of a portion of the investment. The distribution will be taxable to the investor, even if the net asset value of his or her shares is reduced below the cost of such shares. For federal income tax purposes, the shareholder's original cost will continue as the tax basis of such shares.

An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

After the close of each calendar year, the Fund will send a notice to shareholders specifying which portion of the payments they received was ordinary income and which portion was long-term capital gains for income tax reporting purposes.

Retirement Plans

An Individual Retirement Account may be funded with shares of the Fund. Custodial fees may be charge for these services. Further information, a fee schedule and application forms may be obtained by writing or telephoning the Fund.

Year 2000 Processing Issue

Like other investment companies, the Fund can be adversely affected if the computer systems used by the adviser, the distributor or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and the adviser is taking steps to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is also expected to impact corporations. The degree to which issuers of portfolio securities held by the Fund will be impacted will depend on various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

FINANCIAL HIGHLIGHTS

This financial highlight table is intended to help an investor understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, for the fiscal year ending October 31, 1998, has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information or annual report, each of which is available upon request. Information for periods prior to October 31, 1998 has been audited by the Fund's former independent auditors.

                                                         Fiscal Year Ended October 31,


                                     1998              1997           1996            1995          1994
                                     ----              ----           ----            ----          ----
Net Asset Value,
Beginning of Year                    $6.56            $5.71          $5.51           $5.21          $5.66
                                     -----            -----          -----           -----          -----

Net Investment Income                (.12)            (.12)          (.13)           (.08)          (.08)

Net Gains or Losses on
Securities (both
realized and unrealized)             (.10)             1.10           .87             .72           (.01)
                                     ----              ----           ---             ---           ----
Total From Investment
Operations                           (.22)             .98            .74             .64           (.09)
                                     -----
Dividends (from net
investment income)                    .00              .00            .00             .00            .00

Distributions (from
capital gains)                      (2.75)            (.13)          (.54)           (.34)          (.36)

Returns of Capital                   None              None           None            None          None
                                     ----              ----           ----            ----          ----

Total Distributions                 (2.75)            (.13)          (.54)           (.34)          (.36)
                                    -----             ----           ----            ----           ----
Net Asset Value,
End of Year                          $3.59            $6.56          $5.71            $5.51         $5.21
                                     =====            =====          =====            =====         =====

Total Return                        (9.95%)          +14.89%        +13.43%         +12.28%        (0.02%)

Net Assets,
End of Period                        $997             $1,381         $1,248          $1,587        $1,686

Ratio of Expenses to
Average Net Assets*                  3.73%            3.69%          3.67%           3.68%          3.36%

Ratio of Net Income to
Average Net Assets                  (2.64%)          (1.87%)        (2.00%)         (2.00%)        (1.00%)

Portfolio Turnover Rate             64.00%            90.00%         46.00%         102.00%        66.00%
Ratio of Expenses to

Average Net Assets
Before Custody Fee
Credits                              3.74%             --             --             --             --

*Years prior to October 31, 1998 have been changed to reflect correct amounts.

ADDITIONAL INFORMATION

Description of Common Stock

The authorized capital stock of the Fund consists of two million shares of common stock with a par value of $.10 per share. Each of the Fund's shares has equal dividend, voting, liquidation and distribution rights, except that fractional shares do not have voting power. There are no conversion or preemptive rights in connection with any of the Fund's shares.

Matthew Furman, an adult child of Robert M. Furman, may be deemed to be a control person of the Fund because as of August 31, 1999, he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of the Fund's issued and outstanding common shares.

The Fund was organized as a corporation in 1967 under the Delaware General Corporation Law. On March 1, 1990, the Fund was reincorporated in the State of Maryland.

Reports

Each shareholder will receive an annual report containing audited financial statements of the Fund and a semi-annual report containing unaudited financial statements. Copies of the auditor's report on the condensed financial information contained under the caption "Per Share Income and Capital Changes" and copies of the Fund's annual and semi-annual reports may be obtained by writing or calling the Fund at the address and telephone number on the cover page of this prospectus.

Custodian for the Securities
and Cash of the Fund:

Star Bank
P.O. Box 1118
425 Walnut Street
ML 6118
Cincinnati, Ohio 45201


Transfer, Dividend Disbursing
and Redemption Agent for
Fund Shares and all
Shareholder Inquiries:

Investor Data Services
7 Hanover Square, 2nd Floor
New York, NY 10004

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been made by the Fund or the adviser. This prospectus is not an offer in any state in that such offer may not lawfully be made.

The Statement of Additional Information includes additional information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus and legally forms a part of this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders.

The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request. Investors may call collect at 212-820-0502 to request a copy of the Statement of Additional Information, the Fund's annual and semi-annual report and/or to make inquiries about the Fund.

Information about the Fund, including the Statement of Additional Information, may be reviewed and copies at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC- 0330. Reports and other information about the Fund are available on the SEC's Internet site at http:/ /www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                                                                       750809105

                             THE RAINBOW FUND, INC.
                           7 Hanover Square, 2nd Floor
                            New York, New York 10004
                                 (212) 820-0502


                       Statement of Additional Information

                                September , 1999

     This statement of additional information is not a prospectus. It should be read in connection with the prospectus of The Rainbow Fund, Inc., or the Fund, which contains important information concerning the Fund's investment objectives, investment policies and restrictions, the Fund's management, redemption or repurchase of Fund shares, and other information that the Fund's management considers to be material and important to any person considering an investment in the Fund's shares. The prospectus is incorporated by reference.

     A copy of the Fund's prospectus may be obtained at no charge by writing to the Fund at the address shown above or by calling the Fund at the number listed above. This statement of additional information relates to the prospectus of the Fund, dated September ___, 1999.

                                TABLE OF CONTENTS

                                                                        Page No.

FUND HISTORY...................................................................1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS..........................1

     Fundamental Investment Policies...........................................1
     Social Goals..............................................................2
     Other Investment Policies.................................................2
     Put and Call Options......................................................3
     Short Sales...............................................................8
     Collateral and Segregation Requirements...................................9
     Warrants..................................................................9
     Foreign Securities........................................................9
     Borrowing Money..........................................................10
     Portfolio Turnover.......................................................11

MANAGEMENT OF THE FUND .......................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13

INVESTMENT ADVISORY AND OTHER SERVICES........................................14

     Investment Advisory Services.............................................14
     Administrative Services..................................................16
     Custodian................................................................17
     Auditing Services........................................................17

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................17

CAPITAL STOCK AND OTHER SECURITIES............................................19

SHAREHOLDER INFORMATION.......................................................19

     Net Asset Value..........................................................19
     Redemption...............................................................20
     Reinvestment of Dividends and Distributions..............................20
     Taxation of the Fund.....................................................20

PERFORMANCE DATA..............................................................21

FINANCIAL STATEMENTS..........................................................21

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT......................21

FUND HISTORY

The Fund was initially organized in 1967 as a Delaware corporation. In 1990, the Fund was organized as a Maryland corporation. The Fund has never engaged in any business, other than that of an investment company.

DESCRIPTION OF THE FUND AND
ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company and is "non-diversified" as defined in the Investment Company Act of 1940. As a non-diversified fund, it is able to concentrate in investments in fewer issuers than would be permitted if the Fund were classified as a "diversified" fund.

The purpose of the Fund is to provide a sophisticated investment program for investors whose objective is the growth of capital. The Fund's securities are selected primarily on the basis of potential capital enhancement. While common stocks will comprise most of the portfolio, the Fund may also invest in defensive securities, including preferred stocks, bonds or other fixed income securities, or retain funds in cash or cash equivalents.

The Fund's investment policies permit management to employ speculative market techniques, including the purchase and sale of listed put and call options. The Fund also may purchase and write options on stock indices, sell securities short, invest in warrants and foreign securities and borrow money for purposes of investing in securities.

Fundamental Investment Policies

The Fund has adopted fundamental investment policies and restrictions. These policies and restrictions cannot be changed without the vote of a majority of the outstanding voting securities. Under these policies and restrictions, the Fund cannot:

      o Purchase or sell real estate, unless it purchases interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable;

      o  Purchase or sell commodities or commodity contracts;

      o  Invest more than 25% of its assets in a particular industry;

      o  Underwrite the securities of other issuers;

      o Lend money, except in connection with the acquisition of publicly distributed bonds, debentures or other corporate obligations;* or

      o  Purchase stock on margin.

     * This policy does not prohibit the Fund from lending portfolio securities that are adequately collateralized pursuant to the Rules and Regulations of the SEC or the announced policies of the staff of the SEC, although the Fund has never made any such loans of its securities and has no present intention to do so.

Social Goals

The Fund seeks to invest in companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards the gay and lesbian community. These policies are referred to as "social goals." The Fund believes that the companies responsive to members of the gay and lesbian community may also exhibit forward-looking approaches in other vital management areas. These policies may result in improved employee morale that is conducive to efficient operation and may reduce the company's exposure to costly litigation involving discrimination issues. These companies may also experience long-term benefits in the form of investor support from minority groups, including members of the gay and lesbian community. The Fund's social goals may adversely affect the performance of the Fund because they limit the companies in which the Fund may invest.

Other Investment Policies

The Fund has also adopted additional policies for the investment of its assets. These policies may be changed by the board of directors, without a vote of the shareholders, provided that the changes do not permit investments inconsistent with the Fund's fundamental investment policies. Pursuant to these policies the Fund will not:

     o Invest in, or retain investments in, companies whose policies or practices are, to the knowledge of the Fund's board of directors or its adviser, inconsistent with the Fund's social goals;

     o Acquire more than 5% of the outstanding securities of a single issuer, or more than 10% of the estimated float in the securities of such issuer, whichever is lower. "Float" is defined as the outstanding securities of the issuer less the securities held by corporate officers, directors and major stockholders as disclosed in the issuer's proxy statement;

     o Invest in companies for the purpose of exercising control or management of the companies; or

     o Invest in securities of other investment companies except in the open market.

Under the policies, the Fund may purchase the securities of "money-market" investment companies. The Fund will normally invest in "money-market" investment companies as a defensive strategy and as an alternative to investment in other interest-paying securities. The Fund will limit its investment in any single money-market investment company to 1% or less of the issuer's total outstanding securities.

Put and Call Options

Among the speculative techniques the Fund may employ are the purchase and sale of put and call options. The prospectus describes the investment goals and risks associated with the purchase and writing of options on securities and options on stock indices. Below is an explanation of certain techniques that the Fund may use in connection with its transactions in put and call options.

Put and Call Options: A put is an option contract that obliges the writer to buy and gives the holder the right to sell a particular security, the underlying security, at a specified price, the exercise price, within a period expiring on a specified date, the expiration date.

A call is an option contract that obliges the writer to sell and gives the holder the right to buy the underlying security at a specified price on or before the expiration date.

The premium is the price that is paid to the option writer by the buyer.

A covered call option obliges the writer of a put option to buy the underlying security and the writer of a call is obliged to sell the underlying security at the exercise price. The writer of a covered call limits his risk by owning the underlying security or a security convertible into the underlying security.

The Fund can terminate its position in an option in the following ways:

     o If the Fund holds a put or call on a security and the option is in a profitable position, it can exercise the option, in which case it will be a seller of the stock underlying the put or a purchaser of the stock underlying the call.

     o If the Fund holds a stock index option, it can exercise the option through the options clearing corporation. The Fund will receive a "cash settlement" equal to the spread between the closing value of the index and the exercise price of the option.

    o The Fund also may enter into a closing purchase or a closing sale transaction for an option on a security or a stock index option it has previously written or purchased. The Fund will execute a closing purchase transaction for an option previously written by the Fund by purchasing, on the exchange on which the option is traded, an option of the same series and exercise price as the option previously written. This will terminate further market risk for that option. The Fund will have a profit or loss on a closing purchase transaction depending on whether the premium paid for the option purchased was lower or higher than the premium received when the option was written. In a closing sale transaction, the Fund will sell an option of the same series and exercise price as an option it had previously purchased, and will have a profit or loss depending upon whether the premium received on the sale was higher or lower than the premium paid for the option previously purchased.

A covered call is a call whose writer owns the underlying security or a security convertible into the security. For example, assume the Fund has sold a call to A relating to 100 shares of XYZ Company with an exercise of $30, and charged a premium of $200. If the market in XYZ then moved to $40, A would most likely exercise the call, since the market difference will give a profit of $800 -- $1,000 less the $200 premium A paid into the Fund -- if A immediately resold the XYZ stock he acquired upon exercise. If the Fund owned 100 shares of XYZ stock, the Fund would be "covered." If the Fund were not covered, then the Fund would be obliged to purchase XYZ stock in the open market at $40, or possibly higher, in order to acquire the XYZ stock that it must deliver to A at $30. Theoretically, in a rapidly rising market, the Fund, as writer of an uncovered call, will be exposed to limitless risk.

The use of a put option as a "hedge" against a decline in the price of a security owned by the Fund may be illustrated by the following example: If the Fund purchased 100 shares of XYZ Company at $30 and the price rose to $50, the Fund might seek to protect its profit by purchasing a put on XYZ stock exercisable at $50. While the Fund will pay a premium for the put, and reduce its profit, it will "lock in" its market profit of 20 points for the life of the put. If the market price declines, the Fund could exercise the put by selling its XYZ stock at $50. Of course, if the price of the underlying security were to rise still further, the Fund would not exercise the put.

To the extent that option investment activities are designed to generate premium income rather than capital gains, these activities are comparable to the relatively risk-free opportunities offered by the purchase of government or corporate obligations. The Fund will utilize option strategies, including combinations such as those described below, where the anticipated income return is substantially greater than that obtainable from investments presenting lesser risk. There can be no assurance against loss if the market moves in a direction adverse to the Fund's position.

Put and call option transactions may be effected in combinations. In management's view, the securities markets have become increasingly erratic, and portfolio securities, despite favorable performance by issuing companies, often do not develop buying support. As a result, securities with fundamental investment merit may nevertheless exhibit meandering price movements over an extended period. Management believes that the ability to write and purchase options in various combinations can assist the Fund in generating income, even in periods of lateral or downward market activity. While the Fund's principal objective is growth of capital, management believes that the interests of the Fund will be better served if additional income opportunities are available during periods in which the market outlook does not appear favorable to capital growth. In determining whether or not to seek income from the use of options, the Fund will consider the availability of income from other sources involving lesser risk, including government obligations, "money market" securities and other income-oriented instruments, and will only engage in option transactions when it believes the income producing opportunities may be significantly greater.

The following are examples of the types of option combinations that the Fund may utilize:

A spread is created by the purchase of an option and the concurrent sale of a different option on the same underlying security. A ratio spread is created by the current purchase and sale of different options in unequal quantities on the same underlying security. As an example, the Fund might purchase an XYZ call, exercisable at $60 and expiring in July, paying a premium of $500, and sell two calls exercisable at $65 with the same expiration date, receiving two premiums of $250 each. The Fund's only net cost incurred will be brokerage fees. Since the Fund has written two calls and purchased only one call, the purchased call covers one of the written calls, leaving the Fund uncovered on the second call written. The maximum profit on this spread will be $500, and will occur only if XYZ stock were at $65 at expiration of the calls, since the Fund will sell its $60 call for a profit of $500 and the two calls it had written will expire unexercised or worthless. Its potential profit on the spread will decline to zero if XYZ declined to $60 or rose to $70. At $60 or below, all calls will expire unexercised, with the Fund having lost only its initial brokerage fees. At $70, however, the Fund will be at risk as to the one uncovered call.

A straddle is created by purchasing or writing equal numbers of both put and call options on the same underlying security, with all options having the same exercise price and expiration date. For example, the Fund, selecting the stock of ABC Company as the underlying security, might sell July $60 puts at a $450 premium and July $60 calls at a $500 premium, for aggregate premiums of $950. The Fund will be "uncovered" as to each of the options, but as long as the market price of ABC remained between $69.50 and $50.50, the Fund will be in a net profit position by virtue of the $950 in premiums it had received, with its maximum profit attained if ABC remains at $60. The exercise against the Fund of either of the options at a time when the adverse spread exceeded $950 -- i.e., if the market price of ABC declined below $50.50 or rose above $69.50-- will result in a net loss to the Fund.

A strangle is similar to a straddle. It involves the writing of both a put and a call on the same underlying security. In the case of a strangle, the put and call will be written at exercise prices on different sides of the prevailing price of the underlying security. For example, the Fund might write a UVW July $85 put for $300 and write a UVW July $90 call for $500, at a time when the market price of UVW is $88. If UVW closed between $85 and $90 in July, the entire premium will be retained. At a market price of over $90 or under $85, one of the options written by the Fund will be exercised against it, with the loss on that option reducing the Fund's overall gain from the premium received. At market prices below $77 or above $98, the loss to the Fund on the option exercised will exceed the premium received.

There are several other combinations of put and calls that the Fund might use. In each case, the nature of the combinations will depend upon the adviser's estimate of future market movement of the underlying security. In a combination in which any option is uncovered, the Fund will be accepting the risk that the market will move in a direction opposite to that anticipated. These strategies do not eliminate risk. Some of these strategies entail greater than ordinary risk.

Exchange Listed Options: An exchange listed option is an option traded on a national securities exchange. These exchanges provide a central primary market for purchasing and writing options, and a secondary market in which holders may resell their options and writers may "close out" their option positions. The holder of an exchange listed put or call that is in a profitable position need not exercise his option to realize his profit. Instead, he may sell the option on the exchange's auction market.

Liquidity of exchange listed options is maintained by the Options Clearing Corporation, or OCC, that acts as an intermediary between purchasers and sellers of exchange listed options. The writer of an option makes a commitment to the OCC, which in turn becomes the actual issuer of the option. The holder of an option exercises his right to buy or sell the underlying security by delivering an exercise notice to the OCC. The OCC then assigns the notice to a clearing member who has acted on behalf of a writer of an option having the same terms as the exercised option. The clearing member assigns the exercise notice to the writer of such an option. A writer that has been assigned an exercise notice will be unable to execute a closing transaction in that option.

Transaction costs are incurred on the sales and purchases of options and the exercise of options in the form of brokerage commissions. Robert Furman, as the registered representative of Drake & Company, which is the Fund's principal broker, will benefit from the Fund's option transactions.

Stock Index Options: A stock index, such as Standard & Poor's 500 Index, assigns relative values to the common stocks included in that index. The index fluctuates with changes in the market values of the common stocks underlying the index. A stock index option is a contract that obliges the writer, upon exercise by the holder at a specified exercise price, to pay to the holder an amount equal to the difference between the exercise price and the value of the securities comprising the stock index.

The Fund may write a put on a stock index when the Fund is not fully invested and anticipates a market advance, but where, in the Fund's opinion, the purchase of a call would be too expensive. If the index advances, the Fund will realize a profit on the premium received from the sale of the put. If the index declines below the amount of the premium received on the put, the Fund will suffer a loss.

The Fund may write a call on a stock index when it is fully invested and anticipates a modest index rise, a neutral market or a market decline. In such an event, it will realize a profit from the call premium received. If the index advances at a greater rate than anticipated, the Fund could suffer a loss on the call. Assuming that the index correlates with its portfolio, the loss will be mitigated by an advance in the portfolio positions. If, conversely, the market declines, the Fund's profit on the call premium will mitigate the loss in the Fund's portfolio position.

In engaging in stock index option transactions, the Fund will incur several risks, including the following:

     o The risk of imperfect correlation between the index and the Fund's portfolio securities, which ordinarily will not be the same as those underlying the index; and

     o The risk that lack of liquidity in the option markets will make it difficult for the Fund to effect a closing transaction in order to limit a developing loss or realize a gain in an option.

The Fund intends to limit its index option transactions to options in which the Fund believes a liquid market has developed.

Short Sales

The Fund may sell securities short as a defensive measure. Among the factors that management might consider in making short sales are a decreasing demand for a company's product, lower profit margins, management deficiencies, and a belief that a disparity exists between the price of a company's stock and its underlying assets or other values.

Since short selling can result in profits when stock prices generally decline, the Fund can hedge the market risk to the value of its other investments and protect its equity in a declining market. The Fund can, at any given time, incur both the risk of a loss on the purchase or retention of a security, if the security should decline in value, and the risk of loss on a short sale if the security sold short should increase in value.

In addition to the restrictions on short sales set forth in the prospectus, the following are additional investment restrictions applicable to short selling activities. Short sales by the Fund will generally be made for securities listed on a national securities exchange, although the Fund is authorized to sell short securities not so listed. The Fund may not sell short securities of any one issuer that are listed on a national securities exchange to an extent greater than 5% of the then aggregate net asset value of the Fund or securities of any one issuer that are not so listed to an extent greater than 1% of the then aggregate net asset value of the Fund. Existing short sale transactions will not be liquidated solely because a change in relative values causes one or more of the above percentage limitations to be exceeded. The Fund may not sell short securities of any one class of an issuer to an extent greater than 2% of the outstanding securities of the class if the securities are listed on a national securities exchange or to an extent greater than 0.5% of the outstanding securities of the class if the securities are not so listed. All short sales will be made in accordance with applicable regulations of the Federal Reserve Board.

The Fund will not engage in short sales except for securities listed on one or more national securities exchanges or unlisted securities registered under
Section 12(g) of the Securities and Exchange Act of 1934 and of which there are more than 2,000,000 shares outstanding.

Collateral and Segregation Requirements

The Fund has determined that it will, at the time it makes a short sale or writes any option, maintain in a segregated account with its custodian in cash or United States government securities in an amount equal to the difference between (1) the market value of the securities sold, or the market value of the option written, at the date sold or written, and (2) any cash or United States government securities required to be deposited with the broker in connection with the short sale or option, excluding the proceeds from the short sale or option premium. The Fund will at all times maintain the segregated account at this initial level and will adjust it daily, if necessary, to maintain it at a level that ensures that the amount segregated plus the amount held as collateral by the broker equals the current market value of the securities sold short or the options written. Redundant collateral or segregated funds will not be maintained. For example, if a put is written on the same security as to which a short sale is made, collateral and/or segregation will be maintained only for the short sale since the put will be covered by the short sale position. The Fund may change its collateral and segregation policies if the board of directors determines that any such change is in the best interests of the shareholders and consistent with law.

Warrants

A warrant is a speculative security because it carries no voting rights, no dividends, and no underlying right to a share of the assets of the issuing corporation. A warrant represents an option to purchase a particular security, within a specified period at a specified price. It does not represent ownership of a security, but rather only the right to buy the security. The market prices of warrants tend to fluctuate more widely than the market prices of the underlying securities. Warrant prices do not necessarily change parallel to the prices of the underlying securities. The Fund did not acquire any warrants during its most fiscal recent year.

The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio will not be sold solely because a change in relative values causes the percentage limitation to be exceeded.

Foreign Securities

The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio will not be liquidated because a change in relative values causes the percentage limitation to be exceeded. The 25% limitation will not apply to investments in securities that are listed in the United States on a national securities exchange.

Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Most foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could effect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments. Dividends paid by foreign companies may be subject to a foreign withholding tax, which will reduce the Fund's income without a corresponding tax credit for the Fund's shareholders.

The Fund has not acquired any foreign securities, other than foreign securities listed on a national securities exchange, in many years, but it may do so in the future if the acquisition of foreign securities appears consistent with the Fund's investment objectives.

Borrowing Money

The Fund may borrow money from banks for leverage purposes that will enable it to purchase additional securities with the proceeds of the borrowings. This money may be borrowed only from banks and then only if immediately after the borrowing there is an asset coverage for the borrowings of at least 300%. In the event that the asset coverage falls below 300%, within three days, the Fund must reduce the amount of its borrowings with the lending bank. The directors will take into account the necessity of liquidity for redemption purposes in deciding the amount of assets that may be pledged as collateral.

Any investment gains made with borrowed monies in excess of interest paid will cause the net asset value of the Fund's common shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities purchased with borrowed monies fails to cover their cost to the Fund, the net asset value will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage". Accordingly, borrowing for leverage purposes increases the risk to an investor. The Fund has not borrowed from any bank in many years, and management has no present intention to do so. Under changing circumstances leveraging may be utilized in the future.

Portfolio Turnover

"Turnover" is defined as the lesser of purchases or sales of portfolio securities for the fiscal year divided by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Due to the Fund's use of option techniques, the turnover rate of the Fund has been higher in some years than that of other mutual funds and may in the future exceed the turnover rate of a majority of mutual funds. For example, in 1998 the Fund's turnover rate was 64%.

A high turnover rate indicates correspondingly high brokerage commissions payable by the Fund. Furman, Anderson & Co. is responsible for all portfolio decisions and for the allocation of all brokerage transactions. Robert M. Furman, a controlling person of Furman, Anderson & Co., is a registered representative of Drake & Company, which is the Fund's principal broker.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by a board of directors. Among other things, the board of directors possesses the authority to issue shares in the Fund, enter into management or investment advisory contracts, authorize the repurchase of shares of the Fund, and declare and pay dividends and distributions from the Fund. Below is information about each officer and director of the Fund.

                                                                              Principal
                                        Position(s)                     Occupation(s) During
      Name, Address and Age              Held with                         Past Five Years
                                           Fund

Jesse H. Riebman                         Director                       Retired, 1996 to present;
1680 Huntingdon Pike
Unit 121 Treasurer of AEL
Industries, Inc., manufacturer
of Huntingdon Valley, PA 19006
electronic components, 1959 to 1996.

Age 69

                                                                              Principal
                                        Position(s)                     Occupation(s) During
      Name, Address and Age              Held with                         Past Five Years
                                           Fund
Robert M. Furman*                   Chairman of the     Principal general partner of Furman, Anderson &
1070 Park Avenue                    Board               Co., the Fund's adviser, 1982 to present;
Apt. 15C                            Treasurer
New York, NY 10128                                      Registered representative of Drake & Company,
                                                        which is the Fund's principal broker, March, 1998
Age 65                                                  to present;

                                                        Principal registered representative for the Fund,
                                                        1974 to present;

                                                        General Partner of Investor Data Services,
                                                        transfer agent and portfolio pricing and
                                                        accounting services company that performs
                                                        services for the Fund, 1986 to present.


Mark S. Chanko                      Director            Retired, 1993 to present;
460 East 79th Street
Apt. 6B                                                 Vice president of finance, treasurer and secretary
New York, NY 10021                                      of Standard Motor Products, Inc., manufacturer
                                                        and seller of automotive replacement parts, 1993
Age 71                                                  to present.

Ariel J. Goodman*                   Director            Partner of Furman, Anderson & Co., the Fund's
375 South End Avenue                President           Adviser, 1997 to present;
New York, NY 10280                  Secretary
                                                        General Partner of Investor Data Services, transfer
Age 32                                                  agent and portfolio pricing and accounting
                                                        services company that performs services for the
                                                        Fund, 1997 to present;

                                                        Registered representative of Drake & Company,
                                                        broker-dealer, 1998;

                                                        Registered representative of A.G. Edwards &
                                                        Sons, broker-dealer, 1995-1997;

                                                        Dreyfus, financial
                                                        consultant, 1993-1995.

Stuart Becker                       Director            Principal partner of Becker & Company, P.C.,
Becker & Company                                        public accountants, 1990 to present.
551 Madison Avenue
8th Floor
New York, NY 10022

Age 53

* Mr. Furman and Ms. Goodman are "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

The following table describes the compensation paid to directors and the three highest paid officers of the Fund during the fiscal year ended October 31, 1998. All remuneration received by officers or employees of the Fund for the performance of services in such capacities was paid by Furman, Anderson & Co.

                                                     Pension or                                    Total
                                                     Retirement            Estimated           Compensation
                                Aggregate         Benefits Accrued           Annual            From Fund and
     Name of Person,          Compensation         As Part of Fund        Benefits Upon        Fund Complex
         Position               From Fund             Expenses             Retirement        Paid to Directors
Jesse H. Reibman                  $1000                 none                  none                $1000
Director

Robert M. Furman                  none                  none                  none                 none
Chairman of the Board

Mark S. Chanko                    $600                  none                  none                 $600
Director

Ariel J. Goodman                  none                  none                  none                 none
Director
President

Stuart Becker                     $600                  none                  none                 $600
Director

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Matthew Furman, an adult child of Robert M. Furman, may be deemed to be a control person of the Fund because as of August 31, 1999, he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of all of the Fund's issued and outstanding common stock. Matthew Furman's address is 200 East 72nd Street, Apt. 26H, New York, NY 10021. Mr. Furman possesses a substantial minority of the Fund's issued and outstanding shares, which may permit him to exercise some control over matters which are subject to shareholder vote.

Julie Rosenthal, an adult child of Robert M. Furman, owns of record and beneficially 18,270 shares of the Fund's common stock, representing 6.71% of all of the Fund's issued and outstanding common stock. Julie Rosenthal's address is 22 Driftwood Drive, Port Washington, New York 10050.

As of the same date, none of the officers and directors of the Fund owned of record or beneficially any of the Fund's shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

The Fund's investment adviser is Furman, Anderson & Co., whose offices are located at 7 Hanover Square, New York, New York. The adviser was organized as a New York limited partnership by Robert M. Furman, who is its principal partner. Robert M. Furman, a controlling person of the adviser, is a member of the New York Stock Exchange and serves as the registered representative of Drake & Company, which is the Fund's principal broker for Fund portfolio transactions.

Pursuant to an investment advisory agreement, the adviser advises the Fund on the investment and reinvestment of the Fund's assets and the administration of its affairs, subject to the supervision of the board of directors. The agreement provides that the adviser will:

      o Furnish the research, statistical analysis and studies on companies and industries that is required to formulate a continuous investment program for the Fund;

      o Regularly review the Fund's portfolio to assure that it remains consistent with its investment objectives;

      o Furnish, without expense to the Fund other than payment of the advisory fee, the services of members of its advisory organization, including persons who are officers or employees of the Fund;

      o Pay for all sales and promotional expenses in connection with distribution of the Fund's shares, except expenses relating to the printing and mailing of prospectuses to existing shareholders; and

      o Supply and pay for suitable office space and secretarial and administrative personnel necessary to:

         o Maintain Fund books and records not otherwise maintained and process general Fund administrative requirements not otherwise processed, pursuant to any administrative agreement as described below; and

         o Carry out stockholder relations programs and process and respond to stockholder correspondence.

All other expenses not specifically assumed by the adviser are paid by the Fund. The agreement lists examples of these expenses, including the charges of any firm or corporation that, pursuant to an administrative agreement with the Fund, keeps and maintains the Fund's books and accounts and receives and processes share orders and redemptions, transfer agent and custodian fees, auditors' fees, brokerage commissions, taxes and corporate fees, office administration expenses such as telephone and postage charges, equipment rental and stationery costs, the cost of stock certificates, legal fees, printing and registration costs, fees to certain directors who are not interested persons of the adviser, and interest payable on the Fund's borrowings.

The Fund pays the adviser an annual advisory fee at the rate of:

     o 0.625% of the average annual net asset value of the Fund with respect to that portion of net assets not exceeding $2,000,000;

     o 0.5% of the average annual net asset value of the Fund with respect to that portion of net assets between $2,000,000 and $5,000,000; and

     o   0.3% of net assets in excess of $5,000,000.

The adviser or its affiliates may also receive economic benefits through the receipt of brokerage commissions on Fund portfolio transactions.

Under the present agreement, the fee to be paid to the adviser described above is to be reduced, but not below zero, by the amount, if any, by which the expenses of the Fund, exclusive of such compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed the following percentages of the indicated portions of the average annual net assets of the Fund:

         Advisory Fee Reduces Portion of                  By Amount
            Average Annual Net Assets                  Expenses Exceed

     Below $10,000,000                                      3.00%
     From $10,000,000 to $30,000,000                         0.5%
     Above $30,000,000                                      0.25%

The adviser's fee will also be reduced, but not below zero, by 50% of the amount by which brokerage fees received by the adviser for Fund portfolio transactions exceed 2% of the Fund's average annual net assets. The adviser has agreed that the fee reduction will also apply as to brokerage fees received by any affiliate of the adviser, including Robert M. Furman, who is the registered representative of Drake & Company, which is the Fund's principal broker.

The following table sets forth the advisory fee computation during the periods indicated:

            Reduction                                   Reduction of Fee
---------------------------------      ---------------------------------------------------
   Fiscal Year          Gross               Due to            Due to             Net
      Ended           Advisory             Expense          Brokerage          Advisory
    October 31           Fee              Limitation       Commissions           Fee
       1995            $9,530               $2,619              0               $6,911
       1996            $8,718               $4,335              0               $4,383
       1997            $8,657               $5,479              0               $3,178
       1998            $7,978               $5,440              0               $2,538

The agreement provides that in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for his obligations, the adviser shall not be liable for any act or omission in the course of, or in connection with, the services rendered under the new agreement. The agreement provides for termination without penalty, upon its assignment, or upon 60 days written notice, from either the adviser or the Fund.

Administrative As of December 1, 1986, the Fund retained Investor Data Services to Services perform certain management-related services for the Fund. These services principally consist of record keeping, pricing, share purchase and redemption processing and shareholder services. Investor Data Services is a partnership that is principally owned by Robert M. Furman. These services are set forth in the Accounting Services Agreement filed as an Exhibit to Part C of Post-Effective Amendment No. 25 to the Fund's Registration Statement, effective July 10, 1987, and incorporated herein by reference. Fees paid by the Fund to Investor Data Services for transfer agency services and for record keeping pricing and shareholder services during the last three fiscal years are set forth below:


       Accounting and Fiscal               Transfer               Portfolio
       Year Ended October 31             Agency Fees             Pricing Fees

               1996                         $7,200                 $16,800
               1997                         $7,200                 $16,800
               1998                         $7,200                 $16,800

Custodian

The Star Bank, P.O. Box 1118, 425 Walnut Street ML6118, Cincinnati, OH 45201, is the Fund's custodian. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund. The Fund has authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law.

Auditing Services

Harold Keller, CPA, with offices at 150 Main Street, Port Washington, New York 10050, has audited the Fund's financial statements since 1977, and was retained by the Fund as independent auditor to examine and report upon the financial statements filed with the SEC and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1998.

Mr. Keller resigned as the auditor of the Fund as of September 30, 1998. The board of directors retained Tait, Weller & Baker, whose principal offices are at 8 Penn Center Plaza, Philadelphia, PA 19103-2108 as independent auditors to examine and report upon the financial statements filed with the SEC and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1998.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In placing its portfolio transactions, the adviser may select brokers, other than an affiliate of the adviser, who have furnished the Fund or the adviser with statistical, research or other services, provided that the best price and execution for processing the Fund transactions is obtained. Although the services from other brokers may be useful to the adviser, it is the opinion of the Fund's management that the services are only supplementary to the adviser's own research efforts, and it is not possible to put a dollar value on the services. The adviser has advised the Fund that the services from such brokers will not reduce the adviser's expenses. No regular formula will be used in connection with brokerage allocations.

Transactions in portfolio securities may be directed for execution to qualified brokers charging commissions at least as favorable as other brokers similarly qualified. As to brokers other than affiliates of Furman, Anderson & Co., the adviser has discretion to consider the full range and quality of a broker's services that benefit the Fund, including research services. When the commission rate reflects services furnished to the Fund in addition to the cost of execution, the adviser is required to stand ready to demonstrate that the expenditures were bona fide.

Occasions may arise when sales or purchases of investments consistent with the Fund's investment policies and with other clients of the adviser or an affiliate of the adviser are being considered at or about the same time. When the Fund and these clients are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated as to the amounts in accordance with a formula equitable to the Fund and each other client of the adviser. The formula will take into account the size of the transaction and the proportion in which the Fund participates in the transaction. As a result, some portfolio securities held by the Fund also may be held by one or more of the other clients of the adviser or its affiliates. It is recognized that in some cases combined purchases or sales may have a detrimental effect on the price or volume of the security involved insofar as the Fund is concerned. However, the adviser considers this to be unlikely in most, if not all, cases. The Fund believes that its ability to participate in volume transactions will produce better executions for the Fund, and this ability outweighs the possible occasional disadvantage.

The advisory agreement provides that the Fund recognizes and intends that the adviser will act as the Fund's regular broker. Since the adviser assumed its advisory obligations, almost all of the Fund's portfolio transactions have been handled through the adviser or its affiliates. Mr. Furman, principal equity owner of the adviser, is a registered representative of Drake & Company, which is the Fund's principal broker. The adviser will request Mr. Furman to execute portfolio transactions except when it has determined that a better price or execution can be obtained through another broker. Brokerage charges on negotiated transactions executed by Mr. Furman for the Fund may not be less favorable to the Fund than the contemporaneous charge for the execution of similar transactions to Mr. Furman's most favored unaffiliated customers and will be priced on the basis of obtaining the best price and execution. The brokerage commissions may not reflect anything other than payment for the execution services performed on the transactions. Research services will not be a consideration in the allocation of brokerage to any affiliate of the adviser. Neither the adviser nor any affiliate receives or seeks to receive reciprocal brokerage business related to, or generated through, the execution of Fund portfolio transactions. These policies may be altered in the future depending upon changing commission rates and practices in the brokerage community.

The following table sets forth gross brokerage commissions paid by the Fund and that portion of the gross commissions paid to the adviser or Mr.
Furman for the fiscal years specified:

     Fiscal Year Ended               Gross                Commission Paid to
        October 31                Commissions            Adviser or Affiliate          Percentage
           1996                     $16,696                     $15,744                    94%
           1997                     $27,436                     $21,949                    80%
           1998                     $15,388                     $14,267                    93%

CAPITAL STOCK AND OTHER SECURITIES

All shares of the Fund, when issued, will be fully paid and non-assessable by the Fund. Shareholders have the right to require the Fund to obtain repurchase of their shares by the Fund at any time. The common stock does not have cumulative voting rights. This means that the holders of a majority of the outstanding shares may elect all of the directors.

SHAREHOLDER INFORMATION

The Fund's common stock is offered to the public at a price per share equal to the net asset value, or NAV, per share. The Fund is a "no-load" fund. This means that there is no sales charge imposed for the sale of the Fund's common stock. The statements of assets and liabilities included in the financial statements demonstrates the manner in which the total offering price per share of the Fund is computed.

Net Asset Value

The NAV of each Fund share is determined as of the close of business of the New York Stock Exchange on each business day when the New York Stock Exchange is open at the close of its regular trading session. The NAV of Fund shares is not determined on days the New York Stock Exchange is closed, i.e., New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The per share NAV of each Fund share is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Each listed security is valued at the last reported sale price. If no trade has occurred, securities will be valued at the last reported sale price on the day last traded. Securities not traded on any exchange will be valued at their last quoted bid price in the over-the-counter market. Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers will be used. Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service. Any securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the board of directors.

Redemption

The Fund's shares are redeemable at any time by a shareholder at the net value next determined after receipt of a written request for redemption.

Reinvestment of Dividends and Distributions

If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on their shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions that may be made on the New Account Application form or by phone will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for that date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Taxation of the Fund

The federal tax status of the Fund and the treatment of the Fund's dividends and distributions is explained in the section entitled "Taxes, Dividends and Distributions" in the prospectus.

To qualify under Subchapter M of the Internal Revenue Code of 1986, among other requirements, the Fund's income from the sale of securities held less than three months may not exceed 30% of its gross income. Due to this limitation, the Fund will limit the extent to which it engages in the following activities:

      o Selling investments, including stock index futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;

      o  Purchasing calls or puts that expire in less than three months;

      o Effecting closing transactions with respect to calls or puts purchased less than three months previously;

      o  Exercising puts or calls held by the Fund for less than three months;
         and

      o  Writing calls on investments held for less than three months.

PERFORMANCE DATA

Reference is made to the information supplied under this section entitled "Investments, Risks and Performance" in the prospectus. This Statement of Additional Information constitutes Part B of the Post-Effective Amendment of the Fund's Registration Statement No. 36 that has been filed with the SEC on Form N-1A.

FINANCIAL STATEMENTS

Reference is made to the information supplied under the section entitled "Financial Highlights" in the prospectus. This statement of additional information constitutes Part B of the Post-Effective Amendment of the Fund's Registration Statement No. 36 that has been filed with the SEC on Form N-1A.

The audited financial statements for the period ended October 31, 1998 are hereby incorporated into this statement of additional information by reference to the Fund's Annual Report, dated October 31, 1998. Copies of these reports accompany this statement of additional information.

DOCUMENTS INCORPORATED BY REFERENCE
TO THE ANNUAL REPORT

Schedules of Investments as of October 31, 1998

Statements of Operations for the period ended October 31, 1998

Statements of Assets and Liabilities as of October 31, 1998

Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

Notes to Financial Statements

Report of Independent Accountant

The portions of the annual report that are not specifically listed above are not incorporated by reference into this statement of additional information and are not part of the Registration Statement.

This statement of additional information has been filed with the SEC, Washington, D.C., 20549 as part of Post Effective Amendment No. 36 to the Registration Statement of the Rainbow Fund, Inc. pursuant to the Securities Act of 1933 and the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act and, to the extent applicable, the requirements of the Securities Act, the Fund has duly caused this Post-Effective Amendment Number 37 to its Prospectus on Form N-1, Commission File Number 2-26011, to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on this 9th day of September, 1999.

                                                      THE RAINBOW FUND, INC.



                                                      By: /s/Ariel J. Goodman
                                                          -------------------
                                                          Ariel J. Goodman
                                                          President


         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment Number 37 to the Prospectus on Form N-1 has been signed below by the following persons in the capacities indicated on September 9, 1999.


 Signature                       Title
 ---------                       -----

 /s/ Robert M. Furman            Chairman of the Board, Treasurer and
 --------------------            Principal Accounting Officer
 Robert M. Furman


                                 Director
 -----------------
 Stuart Becker


 /s/ Mark S. Chanko              Director
 ---------------
 Mark S. Chanko


/s/Ariel J. Goodman              President, Secretary and Director
-------------------

                                 Director
 --------------------
 Jesse H. Riebman

                                      S-1